UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 26, 1997


                               GORAN CAPITAL, INC.

                         Jurisdiction of Incorporation:
                                     Canada

Commission File Number                                 IRS Employer Id. Number
No. 000-24366                                          Not Applicable

                    Address of Principal Executive Offices:
                             181 University Avenue
                               Box 11, Suite 1101
                            Toronto, Ontario M5H 3M7

                              4720 Kingsway Drive
                          Indianapolis, Indiana 46205

                                 Telephone No.
                            (416) 594-1155 (Canada)
                             (317) 259-6400 (U.S.)

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

On August 12, 1997, Goran's 67% owned subsidiary, Symons International Group, Inc. ("SIG") acquired from GS Capital Partners II, L.P. and certain other investment funds affiliated with Goldman, Sachs & Co. ("GSCP"), GSCP's 48% interest in the Company's nonstandard automobile insurance business for $61 million in an all cash transaction. The purchase price was determined through arm's-length negotiations.

The acquisition was financed by a $135 million offering ("Offering") of trust preferred securities ("Preferred Securities") by SIG Capital Trust 1, which was closed August 12, 1997. The Preferred Securities were offered pursuant to Rule 144A of the Securities Act of 1993 and enabled SIG Capital Trust 1 to invest $135 million in senior subordinated notes ("Sub Notes") of SIG. Both the Preferred Securities and the Sub Notes will carry a 30-year term.

In addition to financing, the $61 million acquisition from GSCP, the proceeds to SIG from the Offering were used to (i) retire the approximately $45 million term debt incurred in March 1996, (ii) to provide additional capital to the Company's operating insurance subsidiaries, (iii) general corporate purposes, and (iv) pay expenses of the offering of the Preferred Securities.

The Preferred Securities have not been registered pursuant to applicable securities laws and may not be offered or sold absent such registration or an applicable exemption from registration requirements.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statement required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statement shall be filed by amendment to this form 8-K no later than 60 days after August 27, 1997.

(b)  Pro Forma Financial Information.

The following unaudited pro forma consolidated balance sheet and statements of earning of the company for the year ended December 31, 1996 and as of and for the six months ended June 30, 1997 present the financial position and results for the Company as if the Offering had occurred as of January 1, 1996. The pro forma adjustments are based on available information and certain assumptions the Company currently believes are reasonable in the circumstances. The unaudited pro forma consolidated balance sheet and statements of earnings have been derived from and should be read in conjunction with the historical Consolidated six months ended June 30, 1997, and should be read in conjunction with the accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheet and Statements of Earnings. The pro forma adjustments and pro forma consolidated amounts are provided for informational purposes only.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial position that would have occurred had the Offering been consummated on the dates assumed, nor is the pro forma information intended to be indicative of the Company's future results.

All amounts are stated in U.S. Dollars.

Goran Capital Inc.
Unaudited Pro Forma Consolidated Balance Sheet
(Canadian GAAP, stated in U.S. Dollars)

                                                         Goran Historical              Pro Forma              Pro Forma
                                                      As of June 30, 1997            Adjustments       for the Offering

Cash & investments                                            229,616,714         24,228,000 (1)            255,878,714
                                                                                   2,034,000 (2)
Accounts receivable
    Premiums receivable                                       177,407,073                                   177,407,073
    Due from insurance companies                               20,617,795                                    20,617,795
    Due from associated companies                                 107,718                                       107,718
    Accrued and other receivables                               4,533,731                                     4,533,731
Reinsurance recoverable on outstanding claims                  71,642,210                                    71,642,210
Prepaid reinsurance premiums                                   74,139,403                                    74,139,403
Capital assets                                                  6,258,199                                     6,258,199
Other assets                                                    3,493,023          4,900,000 (3)              7,277,023
                                                                                  (1,116,000)(4)
Deferred policy acquisition costs                              14,223,788                                    14,223,788
Goodwill                                                        1,455,077         34,276,000 (5)             35,731,077
                                                                ---------         ----------                 ----------
                 Total Assets                                 603,494,731         64,322,000                667,816,731
                                                              ===========         ==========                ===========

Accounts payable
    Due to insurance companies                                104,033,136                                   104,033,136
    Accrued and other receivables                              24,107,297           (391,000)(6)             23,716,297
Outstanding claims                                            163,102,998                                   163,102,998
Unearned premiums                                             164,972,765                                   164,972,765
Term debt                                                      44,872,000        (44,872,000)(7)                      0
                                                              501,088,196        (45,263,000)               455,825,196
Minority interest:
Preferred securities                                                    0        135,000,000 (8)            135,000,000
Equity in net assets of subsidiary                             47,683,878        (26,724,000)(9)             22,993,878
                                                                                   2,034,000 (2)
                 Total Liabilities                            548,772,074         65,047,000                613,819,074

Capital stock                                                  17,469,388                                    17,469,388
Contributed surplus                                             2,774,606                                     2,774,606
Retained earnings                                              34,743,748           (725,000)(10)            34,018,748
Cumulative translation adjustment                               (265,085)                                      (265,085)
                                                                ---------                                    ----------
                 Total Shareholders' Equity                    54,722,657           (725,000)                53,997,657
                                                               ----------          ----------                ----------

       Total Liabilities & Shareholders' Equity               603,494,731         64,322,000                667,816,731
                                                              ===========         ==========                ===========

Goran Capital Inc.
Unaudited Pro Forma Consolidated Statement of Earnings
(Canadian GAAP, stated in U.S. Dollars)
                                                         Goran Historical
                                                       For the Six Months              Pro Forma              Pro Forma
                                                      Ended June 30, 1997            Adjustments       for the Offering
Gross premiums written                                        280,138,810                                   280,138,810
                                                              ===========                                   ===========
Net premiums written                                          157,381,995                                   157,381,995
                                                              ===========                                   ===========

Net premiums earned                                           142,765,330                                   142,765,330
Other income                                                   11,346,027                                    11,346,027
Net investment income                                           8,036,553                                     8,036,533
   Total revenues                                             162,147,910                                   162,147,910

Net claims incurred                                           107,544,390                                   107,544,390
General and administrative expenses                            33,864,132           82,000  (11)             34,324,648
                                                                                  (116,000) (12)
                                                                                   788,000  (13)
                                                                                  (293,484) (14)
Interest expense                                                2,451,411       (2,413,411) (14)                 38,000
    Total Expenses                                            143,859,933       (1,952,895)                 141,907,038

Earnings before income taxes
and minority interest                                          18,287,977        1,952,895                   20,240,872

Provision for income taxes                                      6,222,481          959,313  (15)              7,181,794

Minority Interest:
Distributions on Preferred Securities                                   0        4,168,000  (16)              4,168,000
Equity in earnings of subsidiary                                4,722,984       (1,559,519) (17)              2,669,592
                                                                                  (493,873) (18)
Net earnings from continuing operations                         7,342,512       (1,121,026)                   6,221,486
                                                                =========       ===========                   =========
Net earnings per common share from
continuing operations                                              $ 1.32                                        $ 1.12
Weighted average shares outstanding                             5,552,097                                     5,552,097

Goran Capital Inc.
Unaudited Pro Forma Consolidated Statement of Earnings
(Canadian GAAP, stated in U.S. Dollars)

                                                         Goran Historical
                                                             For the Year              Pro Forma              Pro Forma
                                                      Ended Dec. 31, 1996            Adjustments       for the Offering
Gross premiums written                                        307,633,588                                   307,633,588
                                                             ============                                  ============
Net premiums written                                          220,432,384                                   220,432,384
                                                             ============                                  ============

Net premiums earned                                           214,346,267                                   214,346,267
Other income                                                    8,529,249                                     8,529,249
Net investment income                                           7,877,156                                     7,877,156
                                                                ---------                                     ---------
     Total Revenues                                           230,752,672                                   230,752,672

Net claims incurred                                           151,384,114                                   151,384,114
General and administrative expenses                            50,352,160          163,000  (11)             51,987,160
                                                                                  (231,000) (12)
                                                                                 1,703,000  (13)
Interest expense                                                4,960,571       (3,927,000) (14)              1,033,571
                                                                ---------       -----------                   ---------
      Total Expenses                                          206,696,845       (2,292,000)                 204,404,845
Earnings before income taxes
and minority interest                                          24,055,827        2,292,000                   26,347,827

Provision for income taxes                                      8,126,795        1,398,000  (15)              9,524,795

Minority Interest:
Distributions on Preferred Securities                                   0        8,336,000  (16)              8,336,000
Equity in earnings of subsidiary                                2,801,336       (2,401,336) (17)                400,000
                                                                ---------       -----------                     -------
Earnings before unusual item                                   13,127,696       (5,040,664)                   8,087,032
                                                               ----------       -----------                   ---------

Gain on SIG Initial Public Offering                            18,168,556                                    18,168,556
                                                               ----------                                    ----------

Net earnings from continuing operations                        31,296,252       (5,040,664)                  26,255,588
                                                               ==========       ===========                  ==========

Net earnings per common share from continuing
operations before unusual item                                     $ 2.48                                        $ 1.53
Net earnings per common share from continuing
operations                                                         $ 5.92                                        $ 4.97
Weighted average shares outstanding                             5,286,270                                     5,286,270

Notes to Unaudited Pro Forma Consolidated Financial Statements

(1) Application of the net proceeds from the Offering are invested as of June 30, 1997 as follows:

         Offering Proceeds                                  $ 135,000,000
         Estimated fees and expenses                           (4,900,000)
         Repayment of GGS Senior Credit Facility              (44,872,000)
         Purchase of Minority Interest in GGS Holdings        (61,000,000)
                                                             -------------
         General corporate purposes                         $  24,228,000
                                                             =============

         The pro forma statement of earnings for the six months ended June 30, 1997 and the year ended December 31, 1996 assumes no investment income on funds remaining, however, the Company fully expects to invest such funds.

(2) Cash & investments and minority interest in net assets of subsidiary at June 30, 1997 increased by $ 2,034,000 for the after tax effects of the elimination of the GGS Management Holdings, Inc. minority interest portion of the unrealized gain on investments held for sale.

(3) Other assets at June 30, 1997 increase by $ 4,900,000 representing deferred Preferred Securities issuance cost to be amortized over their term (30 years).

(4) Other assets at June 30, 1997 are reduced by $ 1,116,000 representing the write-off of unamortized debt issuance costs in connection with the GGS Credit Facility that was repaid with the proceeds of the offering.

(5) Goodwill at June 30, 1997 is increased by $ 34,276,000 for the excess of the purchase price of the GGS Management Holdings, Inc. minority interest share, over the minority interest liability of $ 26,724,000, as the entire excess purchase price is applied to goodwill as all identifiable assets approximate fair value.

(6) Income taxes payable at June 30, 1997 are reduced by $ 391,000 for the tax effect of the write-off of the debt issuance costs associated with the term debt repaid from the proceeds of the offering.

(7) Existing term debt is completely repaid with the proceeds of the Offering.

(8)      Issuance of Preferred Securities from the Offering.

(9) Minority interest liability at June 30, 1997 is eliminated with the purchase of the GGS Management Holdings, Inc. minority interest share from the proceeds of the Offering.

(10) Retained earnings at June 30, 1997 is reduced by $ 725,000 for the after tax effects of the write-off of the debt issuance costs associated with the GGS Senior Credit Facility repaid from the proceeds of the Offering.

(11) General and administrative expenses for the six months ended June 30, 1997 and the year ended December 31, 1996 are increased by $ 82,000 and $ 163,000, respectively, for the amortization of the Preferred Securities issuance costs. Such costs are amortized over the life of the Preferred Securities of thirty years.

(12) General and administrative expenses for the six month ended June 30, 1997 and the year ended December 31, 1996 are increased by $ 116,000 and $ 231,000, respectively, for the amortization of the debt issuance costs associated with the GGS Senior Credit Facility.

(13) General and administrative expenses for the six months ended June 30, 1997 and the year ended December 31, 1996 are increased by $ 788,000 and $ 1,703,000, respectively, for the amortization of goodwill created by the excess of the purchase price of the GGS Management Holdings, Inc. minority interest share in the excess of the minority interest liability. Goodwill is amortized over a 25 year period on a straight line basis based on management's estimate of the expected benefit period.

(14) General and administrative expenses and interest expense for the six months ended June 30, 1997 are decreased by $ 293,484 and $ 2,413,411, respectively, for the interest incurred on the GGS Senior Credit Facility which was repaid from the proceeds of the Offering. Interest expense for the year ended December 31, 1996 is decreased by $ 3,927,000 for the interest incurred on the GGS Senior Credit Facility.

(15) All applicable pro forma adjustments to operations are tax effected at a rate of 35%. Amortization on goodwill is added back to earnings in determining the provision for income taxes as goodwill amortization is non-deductible for tax purposes.

(16) Distributions on Preferred Securities for the six months ended June 30, 1997 and the year ended December 31, 1996, net of income taxes at 35%, of $ 4,168,000 and $ 8,336,000, respectively, were based on an interest rate of 9.5%.

(17) Minority interest earnings at June 30, 1997 and December 31, 1996 are eliminated with the purchase of the remaining minority interest share in GGS Management Holdings, Inc.

(18) Minority interest earnings at June 30, 1997 are adjusted to reflect the impact of items (11) to (17) on the 33% minority interest in SIG, Inc.

(c)  Exhibits.

As of the date of filing of this Current report on Form 8-K, it is impracticable for the Registrant to provide all the exhibits required by the provisions of
Item 601 of Regulation S-K. In accordance with the provisions of Item 601 of Regulation S-K, such exhibits shall be filed by amendment to this form 8-K no later than 60 days after August 27, 1997.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 27, 1997


                                       GORAN CAPITAL, INC.


                                       By: __/s/ Gary P. Hutchcraft____________
                                       Gary P. Hutchcraft
                                       Treasurer and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No. 99      Press Release of Transaction